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                                                              Exhibit 10.12 (vi)


                       COLLATERAL ASSIGNMENT OF CONTRACTS

         THIS COLLATERAL ASSIGNMENT OF CONTRACTS ("Assignment") dated as of January 14,1997 is entered into by Credentials Services International, Inc., a Delaware corporation ("Assignor"), and LaSalle National Bank ("Assignee").

                                   Recitals:

         A. Assignor and Assignee have entered into a certain Credit Agreement of even date herewith (as amended, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which Assignee has agreed, subject to the terms and conditions thereof, to make loans and other financial accommodations to Assignor from time to time.

         B. Assignee has required, as a condition to its entering into the Credit Agreement, that Assignor execute and deliver this Assignment

         NOW, THEREFORE, in consideration of the premises and to induce Assignee to enter into the Credit Agreement and to make loans and financial accommodations to Assignor thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement. In addition, the following terms shall have the following meanings:

         "Assigned Contracts" shall mean (a) the Acquisition Agreement, (b) the Management Agreement, (c) the Significant Vendor Contracts and (d) the Service Agreement.

         "Assignment"shall mean this Assignment, as amended, restated or otherwise modified from time to time as permitted hereunder.

         2. Assignment for Security. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in and to each of the Assigned Contracts, including, without limitation, except to the extent reserved below, (a) the right upon valid tender to accept any goods or services provided under each of the Assigned Contracts, (b) all claims for damages in respect of the Assigned Contracts arising as a result of any default under the Assigned Contracts, (c) any and all rights of the Assignor to compel performance of the terms of the Assigned Contracts, (d) all rights, benefits and claims under all warranty and indemnity provisions contained in the Assigned Contracts, (e) the benefit of all insurance payments provided for in the Assigned Contracts and (f) the right to any other monies due and to become due to the Assignor under the Assigned Contracts. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, Assignor shall retain all rights to exercise all rights and powers under the Assigned Contracts.

         3. Assignor to Remain Liable. It is expressly agreed that anything herein to the contrary notwithstanding, Assignor shall remain liable under the Assigned Contracts to perform all of its obligations thereunder and Assignee shall have no obligation or liability under the Assigned Contracts by reason of, or arising out of, this Assignment nor shall Assignee be required or obligated in any manner to perform or fulfill any obligations of Assignor under or pursuant to any of the Assigned Contracts, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

         4. Modification of Assigned Contracts. Assignor agrees that so long as this Assignment is in effect, it will not, without the prior written consent of Assignee, which consent shall not be unreasonably withheld or delayed, amend, modify or permit to be amended or modified any of the Assigned Contracts or waive or permit to be waived any provisions of any of the Assigned Contracts, or exercise any right to terminate or cancel any of the Assigned




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Contracts or consent or agree to, or suffer or permit, the termination thereof
(other than by expiration in accordance with its terms, without action by any party thereto) whether or not on account of any default therein specified. Notwithstanding anything to the contrary contained in this Section 4, the consent of Assignee shall not be required for any such amendment, modification, waiver, termination or cancellation with respect to any Significant Vendor Contract provided that such amendment, modification, waiver, termination or cancellation could not reasonably be expected to result in a Material Adverse Effect. Assignor shall give Assignee prompt written notice of any amendment, modification, waiver, termination or cancellation with respect to any Assigned Contract.

         5. Power of Attorney. Assignor does hereby appoint Assignee, its successors and assigns, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) at any time after an Event of Default has occurred and is continuing, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, each of the Assigned Contracts to the extent that the same have been assigned by this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         6. Further Assurances. Assignor agrees that at any time and from time to time, upon the written request of Assignee, Assignor will promptly and duly execute and deliver any and all such further instruments and documents as Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. Representations, Warranties and Covenants. Assignor hereby represents, warrants and covenants (a) each of the Assigned Contracts is in full force and effect and is enforceable in accordance with its respective terms and that there is no default under any of the terms thereof; and (b) Assignor has not assigned or pledged, and so long as this Assignment shall remain in effect, Assignor will not assign or pledge, the whole or any part of the rights hereby assigned to anyone other than Assignee, its successors or assigns. Assignor further covenants that it will not take any action or fail to take any action or institute any proceedings the taking or omission of which might result in the material alteration or impairment of any of the Assigned Contracts or this Assignment or any of the rights created by any of the Assigned Contracts or this Assignment.

         8. Notice of Default. Assignor shall promptly notify Assignee of, and provide to Assignee copies of, any default notices given or received by Assignor under any of the Assigned Contracts.

         9. Financing Statements. Assignee is authorized at the expense of Assignor to sign and file, at any time and from time to time, without the signature of Assignor, any and all Uniform Commercial Code financing statements, changes thereto or renewals thereof in connection with this Assignment which Assignee may reasonably deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby. If Assignee shall file any such financing statements, changes or renewals without the signature of Assignor, Assignee shall provide Assignor with notice thereof as soon as practicable after such filing.

         10. Cumulative Remedies. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, in accordance with the terms of this Assignment and as often and in such order as may be deemed expedient by Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Assignee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein.

         11. Severability; Impairment of Rights. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and shall not invalidate or render unenforceable




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such provisions in any other jurisdiction. If for any other reason whatsoever, the collateral assignment herein contained is either wholly or partly defective, Assignor hereby undertakes to do all such other lawful acts as, in the sole judgment of Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

         12. Notices. All notices, demands and requests hereunder shall be given in accordance with the provisions of the Credit Agreement.

         13. Amendments; Waivers. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by Assignor and Assignee.

         14. Binding Effect. This Assignment shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns, provided, however, that Assignor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of Assignee. All agreements, statements and representations made by Assignor herein or in any certificate or other instrument delivered by Assignor or on its behalf under this Assignment shall be deemed to have been relied upon by Assignee and shall survive the execution and delivery of this Assignment, the Credit Agreement and the other Loan Documents.

         15. Governing Law. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        CREDENTIALS SERVICES INTERNATIONAL, INC.


                                        By:  /s/ T.J. Maloney
                                          --------------------------------------
                                        Name: T.J Maloney
                                        Title: Chairman

                                        LASALLE NATIONAL BANK


                                        By:  /s/ Andrew Kanfer
                                          --------------------------------------
                                        Name: Andrew Kanfer
                                        Title: Loan Officer




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                             CONSENT AND AGREEMENT

         The undersigned, TRW Inc., an Ohio corporation, hereby acknowledges notice of and consents to all of the terms of the foregoing Assignment of Contracts ("Assignment") as such Assignment relates to the Acquisition Agreement and the Servicing Agreement (as such terms are defined in the Credit Agreement referred to in the foregoing Assignment).

                                        TRW INC.


                                        By:
                                          --------------------------------------
                                        Name:
                                        Title: